Exhibit 10.4

AMENDMENT NO. 4

to

AMENDED AND RESTATED WARRANT AGREEMENT

THIS AMENDMENT NO. 4 dated October 27, 2022 (this “Amendment”) amends the Warrant (defined below), and is by and between Staffing 360 Solutions, Inc., a Delaware corporation (the “Company”), and Jackson Investment Group, LLC, a Georgia limited liability company (together with its successors and assigns, the “Holder”).

WHEREAS, on April 25, 2018, the Company and Holder entered into an Amended and Restated Warrant Agreement, as amended by that certain Amendment No. 1 dated as of August 27, 2018, as amended by that certain Amendment No. 2 dated as of November 15, 2018, as amended by that certain Amendment No. 3 dated as of October 26, 2020, and as amended by this Amendment (as so amended, the “Warrant”);

WHEREAS, the Company effected (i) a 1 for 6 share reverse stock split on June 30, 2021 and (ii) a 1 for 10 share reverse stock split on June 23, 2022 (collectively, the “Reverse Stock Splits”);

WHEREAS, prior to this Amendment and without giving effect to the Reverse Stock Splits, Holder was entitled to purchase 905,508 shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), at a price of $1.00 per share (each subject to adjustment as provided in the Warrant); and

WHEREAS, in connection with the Holder’s execution of that certain Third Amended and Restated Note Purchase Agreement (the “Note Purchase Agreement”) dated as of the date hereof, between Holder and the Company, the parties desire to further amend the Warrant to reflect the Reverse Stock Splits, to decrease the Exercise Price and to extend the Exercise Period.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree that the Warrant shall be amended as follows:

1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed in the Warrant.

2. The first paragraph of the Preamble of the Warrant is hereby amended and restated in its entirety to read as follow:

THIS AMENDED AND RESTATED WARRANT AGREEMENT (as amended by Amendment No. 4 to Amended and Restated Warrant Agreement (the “Fourth Amendment”), dated October 27, 2022 (the “Fourth Amendment Effective Date”), this “A&R Warrant Agreement”)), dated as of April 25, 2018 (the “Amendment Date”), is by and between Staffing 360 Solutions, Inc., a Delaware corporation (the “Company”), and Jackson Investment Group, LLC, a Georgia limited liability company (together with its successors and assigns, the “Holder”)

3. Section 1.1 of the Warrant is hereby amended by adding the following terms and their respective definitions to the Warrant in alphabetical order:

(q) “Fourth Amendment” has the meaning set forth in the Preamble.

(r) “Fourth Amendment Effective Date” has the meaning set forth in the Preamble.

4. Section 3.1 of the Warrant is hereby amended and restated in its entirety to read as follows:

Section 3.1 Exercise Price. The Warrant shall entitle the Registered Holder thereof, subject to the provisions of this A&R Warrant Agreement, to the right to purchase from the Company up to 15,093 shares of Common Stock at the price of $3.06 per share, subject to adjustment from time to time as provided in Article IV (the “Exercise Price”). On and after the Fourth Amendment Effective Date, the parties agree that the term “A&R Warrant Agreement”, appearing in the Warrant certificate issued to Holder in connection with the Warrant, shall be deemed to refer to the Warrant Agreement as amended by the Fourth Amendment and as the same may hereafter be amended, restated, supplemented or modified from time to time.

5. Section 3.2 of the Warrant is hereby amended and restated in its entirety to read as follows:

“Section 3.2 Exercise Period. The Warrant may be exercised by the Registered Holder thereof, in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time commencing six months following the Date of Issuance and prior to 5:00 P.M., New York time on January 26, 2028 (the “Exercise Period”); provided that Registered Holder shall be able to exercise its Warrant only if the exercise of such Warrant is exempt from, or in compliance with, any applicable registration requirements of the Securities Act and the applicable securities laws of the states in which the Registered Holder of the Warrant or other persons to whom it is proposed that the Warrant Exercise Shares be issued, on exercise of the Warrant reside. To the extent that the Warrant or portion thereof is not exercised prior to the expiration of the Exercise Period, it shall be automatically cancelled with no action by any Person, and with no further rights thereunder, upon such expiration.”

6. This Amendment may be executed in any number of original or facsimile or electronic PDF counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Intentionally blank – signatures on next page]

[Signature Page to Amendment No. 4 to Amended and Restated Warrant Agreement]

IN WITNESS WHEREOF, this Amendment No. 4 has been duly executed by the undersigned parties hereto, effective as of the date first above written.

COMPANY:

STAFFING 360 SOLUTIONS, INC.

By:	/s/ Brendan Flood
Brendan Flood, Chairman and Chief Executive Officer

[Signature Page to Amendment No. 4 to Amended and Restated Warrant Agreement]

Accepted and agreed:

JACKSON INVESTMENT GROUP, LLC

By:	/s/ Richard L. Jackson
Richard L. Jackson, Chief Executive Officer

[Signature Page to Amendment No. 4 to Amended and Restated Warrant Agreement]